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                INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA


                              GENCO RESOURCES LTD.

NUMBER                                                                    SHARES
[00112]                                                               [SPECIMEN]

This  certifies  that             [SPECIMEN]            CUSIP  368911  10  3

is  the  registered  holder  of

             FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE

in the Capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.


IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia
                                   DATED:

/s/                                COUNTERSIGNED AND REGISTERED
PRESIDENT                          MONTREAL TRUST COMPANY OF CANADA   VANCOUVER
                                   TRANSFER AGENT AND REGISTRAR
/s/
SECRETARY                          By:  ________________________________________
                                                 Authorized Officer

  The Shares represented by this Certificate are transferable at the offices of
                Montreal Trust Company of Canada, Vancouver, B.C.


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FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE____________________________


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(Name  and  address  of  transferee)


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------------------------------------------------------------------------- shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints



------------------------------------------------------------------ the  attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.


DATED:


___________________________________          ___________________________________
(Signature of Witness)                       (Signature of Shareholder)



NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

              Signature Guaranteed By: